UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported)  May 22, 2005
                                                            ------------

                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

                               1-12451 11-2636089
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           (Commission File Number) (IRS Employer Identification No.)


                 1850 McDonald Avenue, Brooklyn, New York 11223
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 679-7778
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

      As previously announced in a Form 8-K filed on April 15, 2005, on April 11, 2005, New York Healthcare, Inc (the "Company") and its subsidiary, NYHC Newco Paxxon, Inc., entered into an asset purchase agreement with Accredited Health Services, Inc. ("Accredited"), a subsidiary of National Home Health Corp., pursuant to which Accredited agreed to acquire certain assets of the Company's New Jersey home healthcare business for $3 million. Pursuant to the terms of the purchase agreement funding of the purchase price was received by the Company upon execution of the agreement, with the exception of $150,000 (the "Escrow Funds"), which was placed in escrow to cover actual losses, if any, incurred by Accredited for which the Company is required to indemnify Accredited pursuant to the purchase agreement. If no claims by Accredited for indemnification by the Company are made, the Escrow Funds will be released to the Company 90 days after the formal closing of the transaction. On May 22, 2005 there was a formal closing of the transaction.



Item 9.01 Financial Statements and Exhibits

(a)-(b) Not applicable.

(c)   Exhibits

      2.1 Asset Purchase Agreement dated as of April 11, 2005 by and among Accredited Health Services, Inc., New York Health Care, Inc. and NYHC Newco Paxxon Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               NEW YORK HEALTH CARE, INC.
                               (Registrant)


                               By: /s/ Dennis M. O'Donnell
                                   --------------------------------------------
                                   Dennis M. O'Donnell, Chief Executive Officer



Date:  May 26, 2005